UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2021

Checkmate Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39425	36-4813934
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

245 Main Street, 2nd Floor Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 682-3625

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CMPI	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

Checkmate Pharmaceuticals, Inc. (the “Company”) from time to time presents and/or distributes to the investment community presentations to provide updates and summaries of its business. A copy of its current corporate presentation is being filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

The information in this Item 7.01 and in the exhibit hereto is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

The Company has revised its guidance with respect to the anticipated timing of upcoming clinical data milestones on its trials intended to support the submission of a Biologics License Application (“BLA”) for vidutolimod (previously known as CMP-001) in melanoma. The Company anticipates topline data from its Phase 2 clinical trial in anti-PD-1 refractory melanoma patients as well as data on a subset of patients from its Phase 2/3 trial evaluating vidutolimod in combination with nivolumab versus nivolumab alone in first-line melanoma in the second half of 2023. The subset of patients from its Phase 2/3 trial is intended to provide contribution of components data to support the anti-PD-1 refractory melanoma BLA submission. The Company previously guided that data from these melanoma trials was anticipated in late 2022 or the first half of 2023. These changes will impact the timing of the Company’s anticipated BLA submission for anti-PD-1 refractory melanoma.

The Company is also revising its guidance with respect to the anticipated timing for clinical data milestones in its head and neck cancer Phase 2 clinical trial, and now anticipates interim data on a subset of patients in the second half of 2022, compared to prior guidance that such data would be available in the first half of 2022. In the Company’s non-melanoma skin cancer trial, the Company continues to anticipate interim data on a subset of patients in the second half of 2022, consistent with prior communications.

The shift in anticipated clinical data readout timing is due to slower than anticipated patient enrollment, primarily attributable to the continued impact of the ongoing COVID-19 pandemic. The Company has experienced lower patient enrollment rates due to, among other things, challenged site resourcing and operations, as well as changing patient referral patterns to clinical trial sites in the Company’s first-line melanoma and first-line head and neck cancer clinical trials.

The Company remains focused on optimizing the development strategy for vidutolimod and is taking actions intended to mitigate the impact of slower than anticipated trial enrollment. The Company continues to believe that the combination of vidutolimod with PD-1 checkpoint inhibitor therapy has significant potential to provide increased clinical benefit and new treatment options for patients with cancer.

Forward Looking Statements

Various statements in this report, including the exhibits hereto, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including. Words such as, but not limited to, “anticipate,” “believe,” “can,” “could,” “expect,” “estimate,” “design,” “goal,” “intend,” “may,” “might,” “objective,” “plan,” “predict,” “project,” “target,” “likely,” “should,” “will,” and “would,” or the negative of these terms and similar expressions or words, identify forward-looking statements. Forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions, and uncertainties. These statements include those regarding vidutolimod (formerly CMP-001), including its development and therapeutic potential and the advancement of our clinical and preclinical pipeline; expectations regarding the results and analysis of clinical data and timing thereof; and expectations regarding the timing, initiation, implementation and success of its planned and ongoing clinical trials for vidutolimod and future planned regulatory submissions and the benefits and related implications of current and future partnerships and/or collaborations. Forward-looking statements should not be read as a guarantee of future performance or results and may not be accurate indications of when such performance or results will be achieved. These forward-looking statements are subject to risks and uncertainties, including those related to the development of our product candidate, including any delays in our ongoing or planned preclinical or clinical trials, the results from clinical trials, including the fact that positive results from a trial may not necessarily be predictive of the results of future or ongoing clinical trials, the impact of the ongoing COVID-19 pandemic on our business, operations, clinical supply and plans, the risks inherent in the drug development process, the risks regarding the accuracy of our estimates of expenses and timing of development, our capital requirements and the need for additional financing, and obtaining, maintaining and protecting our intellectual property, and other factors discussed in the “Risk Factors” set forth in filings that the Company periodically makes with the U.S. Securities and Exchange Commission. The forward-looking statements included in this report, including the exhibit hereto, represent the Company’s views as of the date of this report. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

No.	Description

99.1	Corporate Presentation of Checkmate Pharmaceuticals, Inc., dated December 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKMATE PHARMACEUTICALS, INC.
(Registrant)

By:	/s/ Robert Dolski
Robert Dolski
Chief Financial Officer

Date: December 14, 2021